Prospectus Supplement Supplement dated March 1, 2019
Emerging Markets Fund ■ Emerging Markets Small Cap Fund ■ Focused International Growth Fund
Global Growth Fund ■ Global Small Cap Fund ■ International Discovery Fund
International Growth Fund ■ International Opportunities Fund ■ International Value Fund
(Prospectuses dated April 1, 2018)

Core Plus Fund ■ Diversified Bond Fund ■ High Income Fund ■ High-Yield Fund
Prime Money Market Fund ■ Short Duration Fund ■ Short Duration Inflation Protection Bond Fund
Short Duration Strategic Income Fund ■ Strategic Income Fund ■ U.S. Government Money Market Fund
AC Alternatives Market Neutral Value Fund ■ Equity Income Fund ■ Large Company Value Fund
Mid Cap Value Fund ■ Small Cap Value Fund ■ Value Fund ■ Ginnie Mae Fund ■ Government Bond Fund
Inflation-Adjusted Bond Fund ■ Short-Term Government Fund
(Prospectuses dated August 1, 2018)

High-Yield Municipal Fund ■ Intermediate-Term Tax-Free Bond Fund
(Prospectuses dated October 1, 2018)

AC Alternatives Disciplined Long Short Fund ■ AC Alternatives Equity Market Neutral Fund
Core Equity Plus Fund ■ Disciplined Growth Fund ■ Equity Growth Fund ■ Global Gold Fund
Income & Growth Fund ■ International Core Equity Fund ■ Multi-Asset Real Return Fund
Small Company Fund
(Prospectuses dated November 1, 2018)

The following is added to the end of Appendix A in the prospectuses.
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the American Century Investments fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the American Century Investments fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on A and C Class shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of American Century Investments fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible American Century Investments fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

©2019 American Century Proprietary Holdings, Inc. All rights reserved.
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